Exhibit 99.4
August 11, 2008
JDA Software to Acquire i2 Technologies
Dear Valued JDA Associate,
Moments ago, the attached press release was issued on BusinessWire announcing JDA’s pending acquisition of i2.
We believe combining JDA’s and i2’s strengths from a solution and technology perspective, as well as other synergies, will clearly differentiate our company and position us for excellent earnings growth potential. Together, we expect JDA and i2 will create one of the world’s strongest best-of-breed software solutions providers focused on the global supply chain.
i2 is a global leader in the respective industries it serves, including manufacturing and transportation. With approximately 1,300 employees and more than 400 customers, i2 has the domain experience, innovative solutions and talented experts that we anticipate will provide JDA with an even stronger market presence and associate base to best serve our customers.
Through the pending acquisition of i2, we expect to achieve the following:
•	Create New Value for Our Customers. JDA and i2 already have over 130 common customers who have seen significant value by combining our solutions. We can take this same value proposition to the balance of our 6,000-strong customer base as well as a broader market.
•	Accelerate Solution Innovation. JDA and i2 have each created a reputation for innovation and thought leadership for manufacturers, wholesaler-distributors, retailers and transportation providers worldwide. By combining our resources and talents we believe we will be able to accelerate this core competence to rapidly create new and better solutions for our customers.
•	Expand our Expertise. We anticipate accelerating and expanding our solution innovation as a result of creating a unique global competence in supply chain planning and optimization. By combining i2’s leadership in discrete manufacturing with JDA’s leadership in process manufacturing, wholesale distribution, retail and services industries, we expect to create the world’s first offering of solutions and expertise that link the extended enterprise.
•	Provide Financial Leverage for Additional Economies of Scale. We believe our newly combined company will achieve superior financial results through synergies and economies of scale.

To provide you with details on our pending acquisition of i2 Technologies, I have attached a Frequently Asked Questions (FAQ) document for your reference and detailed reading. To ensure that all interested parties have access to the latest updates, we have created an online resource site where you can find the latest news at http://www.jda.com/i2-acquisition.asp.
This morning, at 11 a.m. EST, JDA will host a conference call to provide additional information on this pending acquisition for the external investment community. You are welcome to join your peers at central meeting locations that will be designated in each of our key offices to listen and view this call. PLEASE DO NOT STREAM THIS LIVE WEBCAST FROM YOUR DESK – IT CAN IMPACT ACCESS AND BANDWIDTH INTENDED FOR OUR EXTERNAL VIEWERS. Replay access will be available later in the day at http://www.jda.com/i2-acquisition.asp for your convenience as well as for any interested customers, partners and members of the press and analyst community – all of which we will be reaching today through a variety of targeted communication emails.
More details on the acquisition announcement will be reviewed and provided during two all-hands meetings in conjunction with our Quarterly Employee Meeting on Tuesday, August 12 at 8:30 a.m. PST (Scottsdale) for the Americas and EMEA; 8 p.m. PST for Asia-Pacific and India (Note: times and dates have been slightly adjusted).
I encourage you to take advantage of these opportunities to learn about the benefits of the acquisition and the opportunities ahead. This will be an exciting new chapter for JDA!
I know you will have many questions in the days and weeks ahead and we will ensure that your questions are addressed.
Sincerely,
Hamish Brewer
Chief Executive Officer
JDA Software Inc.

“Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995
     This letter contains forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein include statements about the consummation of the pending merger of JDA Software Group, Inc. (“JDA”) and i2 Technologies, Inc. (“i2”), future financial and operating results of the combined company and benefits of the pending merger. Factors that could cause actual results to differ materially from those described herein include: (a) JDA’s ability to leverage the i2 products to enable it to further expand its position in the supply chain market; (b) JDA’s ability to successfully integrate and market the i2 products; (c) JDA’s and i2’s ability to obtain regulatory approvals; and (d) JDA’s and i2’s assumptions regarding the future financial and operating results of the combined company if JDA and i2 successfully complete the merger. Additional information relating to the uncertainty affecting the businesses of JDA and i2 as well as certain risk associated with the pending merger between JDA and i2 are contained in the respective filings with the SEC, including the Proxy Statement referred to below. Neither JDA nor i2 is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
     In addition to the specific risks identified in the preceding paragraph, mergers involve a number of special risks, including diversion of management’s attention to the assimilation of the technology and personnel of acquired businesses, costs related to the merger, the integration of acquired products, technologies and employees into JDA’s business and product offerings, and the risk that the merger is not consummated. Achieving the anticipated benefits of the pending merger will depend, in part, upon whether the integration of the acquired products, technology, or employees is accomplished in an efficient and effective manner, and there can be no assurance that this will occur. The difficulties of such integration may be increased by the necessity of coordinating geographically disparate organizations, the complexity of the technologies being integrated, and the necessity of integrating personnel with disparate business backgrounds and combining different corporate cultures. The inability of management to successfully integrate the business of the two companies, and any related diversion of management’s attention, could have a material adverse effect on the combined company’s business, operating results and financial condition.
Caution Required by Certain SEC Rules
     In connection with the proposed transaction, i2 has agreed to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement soliciting approval for the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be mailed to the stockholders of i2. Investors and security holders may obtain free copies of this document (when it is available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by going to i2’s Investor Relations page on its corporate website at www.i2.com/investor or by directing a request to i2 at One i2 Place, 11701 Luna Road, Dallas, Texas 75234, Attention: Investor Relations (telephone: 469-357-1000).
     i2, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of i2 in connection with the transaction described herein. Information regarding the special interests of i2’s directors and executive officers will be included in the Proxy Statement described above. Additional information regarding these directors and executive officers is also set forth in i2’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2008 and Annual Report on Form 10-K filed with the SEC on March 17, 2008. These documents are available free of charge at the SEC’s website at www.sec.gov and on i2’s corporate website at www.i2.com/investor on its investor relations page or at the telephone number listed above.
     JDA may be deemed to have participated in the solicitation of proxies from the stockholders of i2 in favor of the proposed transaction described herein. Information regarding JDA’s directors and executive officers is set forth in JDA’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2008 and Annual Report on Form 10-K filed with the SEC on March 14, 2008. These documents are available free of charge at the SEC’s website at www.sec.gov and on JDA’s corporate website at www.jda.com on its investor relations page.